Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-B

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 2/18/03


Blended Coupon 4.1520%


Excess Protection Level
3 Month Average   7.47%
June, 2001   7.02%
May, 2001   7.77%
April, 2001   7.62%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.29%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25